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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:    March 17, 2004

Date of Earliest Event Reported:    March 17, 2004

COMMSCOPE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12929 (Commission File Number)	36-4135495 (I.R.S. Employer Identification Number)

1100 CommScope Place, SE P.O. Box 339 Hickory, North Carolina 28602 (Address of principal executive offices)

Registrant's telephone number, including area code:    (828) 324-2200

Item 7.    Financial Statements and Exhibits.

(c)	Exhibit	Description
	99.1	CommScope, Inc. Press Release relating to launching of convertible debenture offering, dated March 17, 2004.
	99.2	CommScope, Inc. Principal Stockholders' table (as of March 1, 2004)

Item 9.    Regulation FD Disclosure.

        On March 17, 2004, CommScope, Inc. ("CommScope") issued a press release announcing the launching of a Rule 144A offering of convertible senior subordinated debentures, a copy of which is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to Item 9 of this Current Report on Form 8-K.

        Information contained in the preliminary offering memorandum, dated March 17, 2004, relating to the proposed Rule 144A offering of convertible senior subordinated debentures which discusses the beneficial ownership of CommScope's common stock as of March 1, 2004, is attached hereto as Exhibit 99.2 and is being furnished, not filed, pursuant to Item 9 of this Current Report on Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: March 17, 2004
COMMSCOPE, INC.
	By:	/s/ FRANK B. WYATT, II Frank B. Wyatt, II Senior Vice President, General Counsel and Secretary

Index of Exhibits

Exhibit No.	Description
99.1	CommScope, Inc. Press Release relating to launching of convertible debenture offering, dated March 17, 2004.
99.2	CommScope, Inc. Principal Stockholders' table (as of March 1, 2004)

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
Index of Exhibits